                             EXHIBIT 3 TO FORM T-1

                                 AUTHORIZATION
                                       OF
                           SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

             (Incorporated by reference from Exhibit 3 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

                                       7